                            SCHEDULE 14A INFORMATION
                          Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to SS 240.a-11(c) or SS 240.a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       FIRST EAGLE FUND OF AMERICA, INC.
                      FIRST EAGLE INTERNATIONAL FUND, INC.
            (NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS AND
                        PERSONS FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

                                                                    January 1998

IMPORTANT NOTICE

                             TO THE SHAREHOLDERS OF
                          FIRST EAGLE FUND OF AMERICA
                                      AND
                         FIRST EAGLE INTERNATIONAL FUND

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted.

Q: What is being proposed?

A: The First Eagle Fund of America, Inc. and First Eagle International Fund,
   Inc. are planning to become separate Series of First Eagle Trust, a Delaware business trust.

Q: What is a Delaware business trust?

A: A business trust is an entity that is like a corporation that is a very popular form of organization for mutual funds. A business trust may operate with multiple Series or portfolios, so that each Fund can be operated as a separate entity. First Eagle Trust is being organized in the State of Delaware, which has favorable business laws.

Q: Why make this change?

A: The combination of First Eagle Fund of America, Inc. and First Eagle
   International Fund, Inc., will lead to cost savings and operating efficiencies.

Q: Will the investment adviser remain the same?

A: Yes, you can expect the same level of management expertise and high quality shareholder service to which you've grown accustomed. Yes, Arnhold and S. Bleichroeder Advisers, Inc. will continue to advise the First Eagle Fund of America and First Eagle International Fund.

Q: What about the investment advisory fees?

A: Arnhold and S. Bleichroeder Advisers, Inc. is proposing to lower the investment advisory fees. The investment advisory fees for both First Eagle Fund of America and First Eagle International Fund will be reduced to the annual rate of 1.0% of each Fund's average daily net assets.

Q: Is this reorganization a taxable event for me?

A: No. There will be no recognition of gain or loss for a shareholder due to conversion of the Funds from a Maryland corporation to a Delaware business trust.

Q: How does the Board of Directors of my Fund recommend that I vote?

A: The Board of Directors of the First Eagle Fund of America, Inc. and the Board of Directors of First Eagle International Fund, Inc. both recommend that Shareholder vote in favor of all the matters presented in the Proxy Statement.

Q: How do I vote?

A: Please vote each issue, sign, date and return the proxy card in the enclosed postage-paid envelope.

Q: Whom do I call for more information?

A: Please call Shareholder Services at 1-800-451-3623.

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark and X in one of the boxes provided on the proxy card.

APPROVAL OF CONVERSION TO DELAWARE BUSINESS TRUST -- mark 'For,' 'Against' or 'Abstain'

ELECTION OF TRUSTEES -- mark 'For' or 'Withhold'

To withhold authority to vote for any individual nominee, write the nominee's name on the line provided.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH A LOWER FEE -- mark 'For,' 'Against' or 'Abstain'

RECLASSIFY INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL INVESTMENT
POLICIES -- mark 'For,' 'Against' or 'Abstain'

PROPOSALS TO AMEND CERTAIN INVESTMENT RESTRICTION -- mark 'For,' 'Against' or 'Abstain'

PROPOSAL TO DELETE CERTAIN INVESTMENT RESTRICTIONS -- mark 'For,' 'Against' or 'Abstain'

RATIFICATION OF INDEPENDENT AC-
COUNTANTS -- mark 'For,' 'Against' or 'Abstain'

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

[Insert Sample Proxy]

                       FIRST EAGLE FUND OF AMERICA, INC.
                      FIRST EAGLE INTERNATIONAL FUND, INC.
                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 101056

                                                                 January 7, 1998

DEAR SHAREHOLDER:

     We are pleased to invite you to a Special Joint Meeting of Shareholders of First Eagle Fund of America, Inc. ('FEFA') and First Eagle International Fund, Inc. ('FEIF') (collectively, the 'Funds') to be held on February 19, 1998.

     In recent years a number of mutual funds have reorganized as Delaware business trusts to minimize operating expenses and to obtain favorable operational flexibility. Your Funds are seeking your approval for this new organizational structure, which is expected to improve organizational efficiencies and lower operating costs.

     Your vote will permit your Fund to convert to a separate Series of First Eagle Trust, a Delaware business trust (the 'Trust').

     Also, you are being asked to consider a number of other related proposals, including election of trustees, and amendments to certain investment restrictions. You are also being asked to approve a new investment management agreement with lower fees.

     Pursuant to this tax-free reorganization, FEFA will continue to be known as 'First Eagle Fund of America' and FEIF as the 'First Eagle International Fund.' Each Fund will continue to operate with its same investment objectives and policies, except as described herein.

     The Boards of Directors, after careful review, have unanimously approved this restructuring of the Funds and recommend that you vote 'FOR' each of the proposals. Your vote is important.

     Please cast your vote on the enclosed Proxy Card, and kindly return it in the enclosed postage-paid envelope. Thank you very much for your consideration.

Sincerely yours,

JOHN P. ARNHOLD AND HAROLD J. LEVY      JOHN P. ARNHOLD
  Co-Presidents and Co-Chief Executive  President and Chief Executive Officer
  Officers                              First Eagle International Fund, Inc.
  First Eagle Fund of America, Inc.

                       FIRST EAGLE FUND OF AMERICA, INC.
                      FIRST EAGLE INTERNATIONAL FUND, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                                                                 January 7, 1998

TO THE SHAREHOLDERS:

     Notice is hereby given that a Special Joint Meeting including any adjournment of the Shareholders of First Eagle Fund of America, Inc., a Maryland corporation ('FEFA'), and First Eagle International Fund, Inc., a Maryland corporation ('FEIF') (collectively, the 'Funds'), will be held at the Funds' offices at 1345 Avenue of the Americas, New York, New York, at 10:30 a.m. on Thursday, February 19, 1998, to consider a plan of reorganization unanimously recommended by the Boards of Directors of each of the Funds that would promote the ability of the Funds to adapt to future change, while reducing operating expenses and preserving the Funds' investment characteristics and management style.

     In connection with this reorganization, Shareholders of the Funds are being asked:

     A. To consider and vote upon the following eight Proposals:

         1. To approve the conversion of the Funds from Maryland corporations into a Delaware business trust.

         2. To elect certain individuals to serve as Directors on the Board of Directors of the Funds and as Trustees of the Board of Trustees of the Trust.

         3. To approve an Investment Advisory Agreement for the Trust and reduce advisory fees.

         4. To reclassify the investment restrictions of the Funds as non-fundamental.

         5. To amend the investment restrictions of the Funds concerning purchases of other investment companies.

         6. To amend the investment restrictions:

            A) of FEFA concerning industry concentration of its assets.

            B) of FEIF to limit its investments to 10% of an issuer.

         7. To delete the following investment restrictions of the Funds concerning:

            A) the purchase of securities on margin;

            B) investments for the purpose of exercising management control;

            C) oil, gas or other such investments;

            D) investment in issuers with a limited operating history; and

            E) investment in real estate or interests in real estate.

         8. To ratify the selection of KPMG Peat Marwick LLP as the Funds independent accountants.

     B. To transact such other business as may properly come before the Meeting.

     The Boards of Directors of the Funds have fixed the close of business on December 29, 1997 as the record date for determining Shareholders entitled to receive notice of and to vote at the Meeting.

                                      By Order of the Boards of Directors


                                      ROBERT BRUNO
                                      Secretary

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY

                 SUBJECT TO COMPLETION, DATED DECEMBER 23, 1997

                       FIRST EAGLE FUND OF AMERICA, INC.
                                      AND
                      FIRST EAGLE INTERNATIONAL FUND, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                            ------------------------
                                PROXY STATEMENT
                            ------------------------
     This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of First Eagle Fund of America, Inc. and First Eagle International Fund, Inc. for use at the Special Joint Meeting of Shareholders to be held on February 19, 1998 at 10:30 a.m. at 1345 Avenue of the Americas, New York, New York, including any adjournment ('Meeting'), for the purposes set forth in the accompanying Notice of Special Joint Meeting of the Shareholders (the 'Notice'). This Proxy Statement is expected to be mailed on January 7, 1998 to Shareholders of record on December 29, 1997.

     First Eagle Fund of America, Inc. ('FEFA') and First Eagle International Fund, Inc. ('FEIF') are open-end, nondiversified management investment companies organized as Maryland corporations (collectively, the 'Funds', and each, a 'Fund'). The following table indicates which Shareholders are being solicited with respect to each item listed on the Notice:

                             ITEM                                FEFA   FEIF
---------------------------------------------------------------  ----   ----

1. Conversion of Funds to Delaware business trust..............   X      X
2. Election of Directors/Trustees..............................   X      X
3. Approval of Investment Management Agreement.................   X      X
4. Reclassification of investment restrictions as
     non-fundamental...........................................   X      X
5. Amendment of investment restrictions regarding
     purchase of other investment company shares...............   X      X
6A. Amendment of investment restriction regarding
     industry concentration of assets..........................   X
6B. Amendment of investment restriction to limit
     investments to 10% of an issuer...........................          X
7. Deletion of certain investment restrictions.................   X      X
8. Ratification of selection of auditors.......................   X      X

                                  INTRODUCTION

     This Proxy Statement is being furnished to Shareholders in connection with the Meeting called by the Board of Directors of each of the Funds for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR approval of each proposal as to which the shares represented by proxy are entitled to vote and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting or any adjournment thereof. You may revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Funds at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     In addition to the solicitation of proxies by mail, the Funds may utilize the services of officers and employees of the Funds, Arnhold and S. Bleichroeder Advisers, Inc., the investment manager of each of the Funds (the 'Adviser '), and Arnhold and S. Bleichroeder, Inc., the distributor of each of the Funds (the 'Distributor'), none of whom will receive any compensation therefor, to solicit proxies by telephone, telegraph and personal interview, and may also provide Shareholders with a procedure for recording their votes by telegraph, facsimile, telephone or other electronic means. The costs of the solicitation of proxies will be borne by the Funds. The Funds may request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting material to their principals.

     On December 29, 1997, the date for determination of Shareholders entitled
to receive notice of and to vote at the Meeting, there were [       ] Shares of
FEFA and [       ] Shares of FEIF entitled to vote. To the knowledge of FEFA,
except for [name and address of 5% owners of FEFA], which owns [   %] of FEFA
Shares [(with sole dispositive and voting power)], no person is the beneficial owner of 5% or more of the outstanding voting FEFA Shares. To the knowledge of
FEIF, except for [name and address of 5% owners of FEIF], which owns [   %] of
FEIF Shares [(with sole dispositive and voting power)], no person is the beneficial owner of 5% or more of the outstanding voting FEIF Shares. As of December 31, 1997, [except for
          who owned        ], the directors and officers of FEFA, as a group,
owned less than [   ]% of FEFA and, [except for                     who owned
        ], the directors and officers of FEIF, as a group, owned less than
[   ]% of FEIF.

                                   PROPOSALS

     At a joint meeting of the Boards of Directors of FEFA and FEIF held on December 16, 1997, the Boards of each of the Funds adopted resolutions to: (i) move the domicile of each of the Funds from Maryland to Delaware and to reorganize the Funds as separate Series of the Trust; (ii) reconstitute the Boards of Directors of each of the Funds; (iii) approve a new Investment Advisory Agreement for the Trust with Arnhold and S. Bleichroeder Advisers Inc. with a lower investment advisory fee; (iv) reclassify the investment restrictions of the Funds as non-fundamental investment policies; (v) amend the investment restrictions of the Funds regarding investments in other investment companies; (vi) amend certain other investment restrictions; (vii) delete certain investment restrictions of the Funds; and (viii) ratify KPMG Peat Marwick as the Fund's independent auditors. The resolutions adopted by the Boards are intended to promote the ability of the Funds to adapt to economic, market and regulatory changes without the expense and delay of costly additional Shareholders' meetings, while preserving the basic investment characteristics and management style of the Funds.

     This Proxy Statement contains eight proposals (the 'Proposals'). Shareholders are being solicited to vote on each of the Proposals. Approval of Proposals ONE through SEVEN requires the affirmative 'vote of a majority of the outstanding voting securities' of each Fund, which is defined in the Investment Company Act of 1940, as amended (the '1940 Act'), as the lesser of (a) 67% of a Fund's voting securities present at a meeting if the holders of more than 50% of that Funds outstanding voting securities are present or represented by proxy, or
(b) more than 50% of a Fund's outstanding voting securities. If the Shareholders of a Fund do not approve Proposal ONE, then such Fund will continue to operate as a Maryland corporation and Shareholders will not need to approve Proposal THREE, as such Fund's current investment advisory agreement with the current advisory fee will continue. If the Shareholders of a Fund do not approve the changes in such Fund's investment policies proposed in Proposals FOUR through SEVEN, the applicable Fund's investments will continue to be governed by its present policies. Approval of Proposal EIGHT requires the affirmative vote of a majority of votes cast at the Meeting by Shareholders of each of the Funds.

     If a Proxy that is properly executed and returned with instructions to withhold authority to vote represents an abstention or a broker 'nonvote' (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the person entitled to vote Shares on a particular matter or does not have discretionary power to vote on such matter), the Shares represented thereby will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. On item 2 (election of directors) and item 8 (ratification of auditors), abstentions and broker nonvotes will not be counted as 'votes cast' and will have no effect on the results of the vote. However, on all other items abstentions and broker 'nonvotes' are considered present at the Meeting and as issued and outstanding Shares and as a result they have the same effect as a negative or 'No' vote.

                                 PROPOSAL ONE:

     PROPOSAL TO APPROVE THE CONVERSION OF THE FUNDS FROM MARYLAND CORPORATIONS INTO A DELAWARE BUSINESS TRUST.

INTRODUCTION

     If the Shareholders of First Eagle Fund of America, Inc. ('FEFA') and First Eagle International Fund, Inc. ('FEIF') (collectively, the 'Funds', and each a 'Fund') approve this Proposal, the Funds will be converted from Maryland corporations into a single Delaware business trust, to be known as First Eagle Trust (the 'Trust'). The proposed conversion into a Delaware business trust (the 'Conversion') would take place pursuant to an Agreement and Plan of Conversion and Termination (the 'Plan of Conversion') in the form attached as EXHIBIT A to this Proxy Statement.

     Currently, FEFA and FEIF are separate corporations, each organized under the laws of the State of Maryland. If the Shareholders approve the Conversion, the Funds will be converted into a single Delaware business trust with multiple Series and classes. The Trust would initially have two Series: FEFA will be converted into a successor Series to be known as 'First Eagle Fund of America' (the 'FEFA Series') and FEIF will be converted into a successor Series to be known as 'First Eagle International Fund' (the 'FEIF Series', and collectively the 'Series').

     On December 16, 1997 the Board of Directors of FEFA and the Board of Directors of FEIF approved a proposal made by the Adviser, to change the jurisdiction and organizational structure of the Funds from separate Maryland corporations into separate Series of a Delaware business trust. The Conversion of the Funds into a Delaware business trust is being recommended for the purpose of providing the Funds with certain advantages over their current organizational structures. These advantages include: (1) more flexibility and efficiency in the administration of the Funds, (2) a clearer and more developed body of law (the law of Delaware) regulating the Funds and (3) the potential to obtain certain cost savings for the Funds and their Shareholders. See 'Evaluation by the Boards of Directors' below.

DESCRIPTION OF THE CURRENT FUNDS

     Currently, FEFA's Amended and Restated Articles of Incorporation, as filed with the Secretary of State of Maryland, authorize the Directors to issue 1,000,000,000 shares of common stock, par value $.01 (the 'FEFA Shares'). FEIF's Amended Articles of Incorporation, as filed with the Secretary of State of Maryland, authorize the Directors of FEIF to issue 100,000,000 shares of common stock, par value $.01 (the 'FEIF Shares', and, collectively with the FEFA Shares, the 'Shares'). The Articles of Incorporation of both Funds authorize the Directors to classify and reclassify any unissued Shares in additional classes by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification, or terms or conditions or redemption privileges of such unissued Shares.

ADVANTAGES OF A DELAWARE BUSINESS TRUST

     The Trust would be established pursuant to a trust instrument under the laws of Delaware substantially in the form attached hereto as EXHIBIT B (the 'Delaware Trust Instrument'). As a Delaware business trust, the Trust's operations will be governed by a single Delaware Trust Instrument, one set of By-laws and applicable Delaware law rather than by separate Articles of Incorporation and By-laws and applicable Maryland law. Except as described in this Proxy Statement, the Conversion will not affect the operations of the Funds, which will continue to have the same investment objectives and policies (except to the extent the investment restrictions may be modified as described in this Proxy Statement) and be subject to the provisions of the 1940 Act, the rules and regulations thereunder, and applicable state securities laws.

     Delaware has achieved a favorable national reputation for its business laws and business environment. The Delaware courts, which may be called upon to interpret the Delaware Business Trust Act, adopted in 1988, are among the nation's most highly respected and have an expertise in corporate matters that in part grew out of the fact that Delaware corporate legal issues are concentrated in the Court of Chancery, where there are no juries and where judges issue written opinions explaining their decisions. Thus, there is a well-established body of precedent that may be relevant in deciding issues pertaining to a Delaware business trust.

     Under Delaware law, the Trust will have greater flexibility to respond to future business contingencies. For example, Delaware law authorizes electronic or telephonic communications between Shareholders and the Trust, and this provision improves Shareholder voting procedures and reduces costs. In addition, the Board of Trustees will have the power to incorporate the Trust, to merge or consolidate it with another entity, to cause each Series to become a separate trust and to change the Trust's domicile without a Shareholder vote. The Trustees may also create additional Series and classes of the Trust without making any further state filings. This flexibility could help to assure that the Trust operates under the most advanced form of organization and could reduce the expense and frequency of future Shareholders' meetings for non-investment related issues.

     The provisions of the Delaware Trust Instrument are similar to those of the Maryland Articles of Incorporation of FEFA and of FEIF, except that various ambiguities and deficiencies have been addressed and clarified in the Delaware Trust Instrument. In addition, the Delaware Trust Instrument provides additional flexibility as to certain matters that were not addressed in the Articles of Incorporation of the Funds. Shareholders will be deemed to have pre-authorized certain changes that the Board of Trustees could adopt for the structural form of each of the Funds.

     The Delaware Trust Instrument differs from the Maryland Articles of Incorporation of the Funds in several important ways. For example, the Delaware Trust Instrument provides for (1) dollar-based voting as opposed to voting based upon one-share, one-vote; (2) elimination of the need for Shareholder votes in certain instances; (3) voting in the aggregate as opposed to voting by individual Series in regard to changes affecting all Series; (4) different mechanics with respect to the termination of the Trust, a Series or a Class; (5) a broader ability of the Trustees to redeem Shares of a Series or Class than under the Articles of Incorporation of the Funds; and (6) increased flexibility to permit the Trustees to provide for the charging of expenses on a per account basis.

COMPARISON OF THE CURRENT FUNDS AND THE SUCCESSOR TRUST

     Although the Conversion would result in certain changes that are described in this Proxy Statement, many aspects of administering the operations of the Funds as a Delaware business trust will remain unchanged. However, the costs of administering the Funds should be reduced.

     Dollar-Based Voting Rights for Shareholders of the Trust. The Delaware Trust Instrument provides voting rights based on a Shareholder's total dollar interest in a Series or Class (dollar-based voting), rather than on the number of Shares owned for all Shareholder votes. As a result, voting power would be allocated in proportion to the dollar amount of each Shareholder's investment, rather than to the number of Shares held. The original intent of the one-share, one-vote provision was to provide equitable voting rights as required by the 1940 Act. In the case where a trust has several series or funds, voting rights may have become disproportionate since the net asset value per share of the separate series or funds may not be identical. Dollar-based voting will provide a more equitable distribution of voting rights than the one-share, one-vote system. Shareholders' voting power would be commensurate with the value of a Shareholder's investment rather than with the number of Shares held. Accordingly, on matters requiring a Trust-wide vote in which all Series are required to vote on the same issue, a Shareholder who owns Shares of a Series with a lower net asset value per share would not be given greater voting 'power' than another Shareholder of a different Series with a higher net asset value per share when each has an identical amount invested in the Trust.

     Management by the Board of Trustees. Currently, each of the Funds has a separate and distinct Board of Directors. The Funds' Boards of Directors are submitting for Shareholder approval a separate Proposal for a consolidated Board of Trustees who will manage the Trust. The Trustees will serve indefinite terms and have substantially the same responsibilities, powers and fiduciary duties as the Directors of FEFA and FEIF. Substantially, the present officers of the Funds will be prepared to serve as officers of the Trust.

     Issuance of Shares in Separate Series. The Delaware Trust will be able to establish separate Series and classes of Shares. Both the Funds and the Trust could have additional Classes of Shares with different relative rights and preferences for each Class. However, the Board of Trustees of the Trust will be able to establish both Series and Classes for the Trust. Initially, the Trust will have two Series, the FEFA Series and the FEIF Series. Shares of each Series shall represent equal proportionate interests in the assets of that Series only, and each Share of a particular Series shall be equal to each other Share of that Series (subject to any rights and preferences that may have been established with respect to Classes of Shares within such Series). The liabilities of each Series shall be borne solely by that Series, and no Series will be responsible for the liabilities of another Series. Each Series may issue an unlimited number of Shares, and all Shares issued will be fully paid and nonassessable. Shares will have no subscription or preemptive rights or other rights to subscribe to any additional shares and only such conversion or exchange rights as the Trustees may grant in their discretion. Since most mutual funds offer several different classes of Shares, the Trustees could establish new classes of Shares with different pricing structures to accommodate different sales charge arrangements. These new classes of Shares, however, would have no effect on current Shareholders.

     Shareholder Meetings and Voting. Under the Delaware Trust Instrument, Shareholders of each Series vote together on all matters, except (1) when required by the 1940 Act; (2) when the Board of Trustees has determined that the matter affects only the interests of one or more Series; or (3) when otherwise required by the provisions of the Delaware Trust Instrument, in which case Shares must be voted by individual Series. There normally will be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office would call a Shareholders' meeting for the election of Trustees.

     Liability of Trustees. The Delaware Trust Instrument provides that a Trustee, when acting in such capacity, shall not be personally liable for any act or omission as Trustee, except by reason of the Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Trust may advance money for expenses, provided that the Trustee undertakes to repay such amounts if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (1) the Trustee provides security for the undertaking; (2) the Trust is insured against losses stemming from such an advance; or (3) there is a determination by a majority of the Trust's nonparty Trustees or by independent legal counsel that there is reason to believe that the

Trustee ultimately will be entitled to indemnification. The current Articles of Incorporation and By-laws of the Funds provide similar indemnification of the Directors.

     Termination of the Trust. Currently, a vote of a majority of the outstanding voting securities of a Fund is required to sell or convey the assets of a Fund to another trust, partnership, association or corporation organized under the laws of any state that is a diversified open-end management investment company, as defined in the 1940 Act, or to convert all the assets of a Fund into cash. In comparison, the Trust, or any Series or class of the Trust, may be terminated at any time by vote of a majority of the Shares entitled to vote. The Trust, or any Series or class of the Trust, may also be terminated by the Trustees by written notice to the Shareholders of the Trust or the affected Series or class.

THE PLAN OF CONVERSION

     Summary of the Plan of Conversion. The following discussion summarizes the important terms of the Plan of Conversion. This summary is qualified in its entirety by reference to the Plan of Conversion itself, which is included as EXHIBIT A to this Proxy Statement. A Delaware Certificate of Trust will be filed to establish the Trust as a Delaware entity. Each successor Series will have only nominal assets and no liabilities.

     On the exchange date of the Conversion (the 'Exchange Date'), FEFA will transfer all its assets and liabilities to the FEFA Series, and the FEFA Series will acquire all of the assets and liabilities of FEFA in exchange for shares of beneficial interest of the FEFA Series (the 'FEFA Delaware Trust Shares') equal in number to the outstanding Shares of FEFA. Also on the Exchange Date, FEIF will transfer all its assets and liabilities to the FEIF Series, and the FEIF Series will acquire all of the assets and liabilities of FEIF in exchange for shares of beneficial interest of the FEIF Series (the 'FEIF Delaware Trust Shares', and, together with the FEFA Delaware Trust Shares, the 'Delaware Trust Shares') equal in number to the outstanding Shares of FEIF. Thereafter, FEFA will distribute to FEFA's Shareholders, and FEIF will distribute to FEIF's Shareholders, the same number of Delaware Trust Shares of the successor Series as are then owned by each Shareholder.

     Upon completion of the Conversion, each FEFA Shareholder will be the owner of FEFA Delaware Trust Shares equal in number and aggregate net asset value to his or her FEFA Shares. Also, each FEIF Shareholder will be the owner of FEIF Delaware Trust Shares equal in number and aggregate net asset value to his or her FEIF shares. Of course, the value of a Shareholders investment will continue to fluctuate thereafter, based on the future investment performance of the successor Series of the Trust. As soon as practicable thereafter, the Maryland corporations will be wound up and dissolved.

     If the Conversion is approved, FEFA Delaware Trust Shares will be held by FEFA and FEIF Delaware Trust Shares will be held by FEIF on the Exchange Date pending distribution to Shareholders. Approval by Shareholders of this Proposal will be deemed to authorize FEFA and FEIF (as sole initial Shareholders of each successor Series of the Trust on the Exchange Date) to vote in favor of each of the Proposals set forth in this Proxy Statement as approved by the Shareholders, so that the approval of the Proposals may be made effective with respect to the Trust as well as the Funds.

     Approval of this Proposal will authorize FEFA and FEIF (as sole initial Shareholders on the Exchange Date) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust and successor Series that had previously been approved by Shareholders and are currently in effect for the Funds. The Plan of Conversion contemplates that the Funds as the then sole initial shareholders of the successor Series will approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Adviser for the Trust; (3) the distribution agreement and services agreement with Arnhold and S. Bleichroeder, Inc. for the Trust; (4) selection of independent auditors; and (5) continuation of all other contracts and agreements currently in effect with the Funds, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements.

     Each Trustee will hold office without limit in time until such Trustee resigns, dies, is declared bankrupt or incompetent by a court of appropriate jurisdiction, is not reelected by a vote of the outstanding Shares at a meeting to elect Trustees, or is removed by a vote of the Trustees or the outstanding Shares of the Trust. If less than a majority of the Trustees holding office has been elected by Shareholders, the Trustees then in office shall call a Shareholders meeting for the purpose of electing a Board of Trustees. The initial Trustees will be deemed to have been elected by the Shareholders pursuant to the mechanism described above.

     Assuming the Plan of Conversion is approved, it is currently contemplated that the Conversion will become effective at the close of business on February 27, 1998, unless the Trustees determine that it would not be in the best interests of the Shareholders to do so at that time or at all. The Plan of Conversion will apply to FEFA and FEIF if their respective Shareholders approve the Plan of Conversion; thereafter, FEFA will transfer its assets to the FEFA Series of the Trust and FEIF will transfer its assets to the FEIF Series of the Trust.

     The obligations of the Funds and the Trust under the Plan of Conversion are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Conversion by the Shareholders of each of the Funds, the Plan of Conversion may be terminated or amended at any time prior to the transfer of assets on the Exchange Date by action of the Boards of Directors if (1) there is a material breach by the other party of any representation, warranty or agreement contained in the Plan of Conversion; (2) it reasonably appears that a party cannot meet a condition of the Plan of Conversion; or (3) circumstances should develop that, in the opinion of either the Boards of Directors of the Funds or the Board of Trustees of the Trust, make proceeding with the Plan of Conversion in its current form unadvisable. The Funds and the Trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Conversion, provided that such waiver or amendment does not materially adversely affect the interests of the Funds Shareholders.

     Temporary Waiver of Fundamental Policies. Certain fundamental policies of the Funds (e.g., those that (1) prohibit the Funds from making investments for the purpose of exercising control over or management of an issuer; (2) restrict the percentage of a Fund's total assets that may be invested in any one industry; (3) require diversification of investments; and (4) restrict investments in issuers with limited operating histories), might be construed as restricting the Funds ability to carry out the Conversion. To the extent that any of the fundamental policies of either of the Funds could be construed as restricting the ability of such Fund to effect the Conversion, a vote to approve the Plan of Conversion will also constitute a vote to waive, to the extent necessary to effect the Conversion, any such fundamental policy. Apart from the Conversion, this Proxy Statement also solicits Shareholder approval to amend or reclassify as non-fundamental certain fundamental policies.

     Tax Consequences of the Conversion. The Funds and the Trust have been advised by their counsel, Shearman & Sterling, that no gain or loss will be recognized for federal income tax purposes by the Funds, the Trust or the Shareholders upon the transfer of each of the Fund's assets in exchange solely for the Delaware Trust Shares and the assumption by the Trust of each of the Funds liabilities or upon the distribution of Delaware Trust Shares to each of the Fund's Shareholders in liquidation of their current Shares. The opinion of counsel further provides, among other things, that the basis for federal income tax purposes of the Delaware Trust Shares to be received by each of the current Shareholders will be the same as that of his or her FEFA or FEIF Shares, and a Shareholder's holding period for his or her Delaware Trust Shares will include a Shareholder's holding period for his or her FEFA or FEIF Shares, provided that said FEFA or FEIF Shares were held as capital assets on the date of the exchange.

EVALUATION BY THE BOARDS OF DIRECTORS

     Based on a recommendation by the Adviser, the Boards of Directors of the Funds reviewed the potential benefits associated with the proposed Conversion and adoption of the proposed Delaware Trust Instrument. In this regard, the Directors considered the following:

          (1) the advantages described above that apply to managing the successor Series as a Delaware business trust, including the increased flexibility afforded to the Trustees to direct the operations of the Trust;

          (2) the advantages to be gained by the Funds in adopting the Delaware Trust Instrument;

          (3) the fact that the Conversion itself will not affect the investment advisory arrangements applicable to the Funds, the investment objectives or policies of the Funds, or otherwise affect in any significant manner the general characteristics of FEFA or FEIF or a Shareholders investment therein, except to the extent that the investment policies of the Funds are amended pursuant to a Shareholder vote at this meeting;

          (4) the expected lack of federal income tax consequences to the Funds, the Trust, successor Series and Shareholders resulting from the proposed Conversion, and the likelihood that there will be no recognition of income, gain or loss for federal income tax purposes to the Funds, the Trust, successor Series or Shareholders; and

          (5) the fact that the interests of the Shareholders of the Funds will not be diluted as a result of the proposed Conversion.

CONCLUSION. Each of the Boards of Directors of FEFA and FEIF has concluded that the proposed Conversion of the Funds into a Delaware business trust is in the best interests of its Fund's Shareholders and recommends a vote 'FOR' the approval of the Conversion. Approval of this Proposal requires the affirmative vote of a majority of outstanding voting securities, as defined in the 1940 Act, of both FEFA and FEIF.

     A vote in favor of the Plan of Conversion is deemed to be a vote in favor of the Conversion of the Funds to a Delaware business trust; temporary waiver of certain investment policies of the Funds to permit the Conversion; authorization of the Funds to approve (1) the election of Trustees for the Trust; (2) the investment advisory agreement with the Advisers the Trust; (3) the distribution agreement and services agreement with the Distributor for the Trust; (4) selection of independent auditors; and (5) continuation of all other contracts and agreements currently in effect with the Funds, including, but not limited to, accounting, custody, transfer agency, service, procedural and safekeeping and repurchase agreements. Approval of the proposed conversion of the Funds to the Trust shall constitute approval of each of the foregoing actions, including approval of the continuation of the Funds contracts with the Trust. If the Plan of Conversion is not approved, either or both of the Funds will continue to operate as a Maryland corporation. Appraisal rights are not available to Shareholders with respect to the Conversion.

     The Board of Directors of each Fund recommends that Shareholders vote 'FOR' approval of the Conversion described in this Proposal ONE.

                                      * *

                                 PROPOSAL TWO:

     PROPOSAL TO ELECT CERTAIN INDIVIDUALS TO SERVE AS DIRECTORS ON THE BOARDS OF DIRECTORS OF THE FUNDS AND AS TRUSTEES OF THE BOARD OF TRUSTEES OF THE TRUST.

     Currently, each of the Boards of Directors of the Funds consists of nine members. The Boards of Directors of each of the Funds have voted to nominate the individuals set forth in Table 2.1 below to serve as Directors for each of the Funds and to serve as Trustees of the Trust, if Shareholders vote to approve the Conversion.

     All the individuals set forth in Table 2.1 below as nominees currently serve as Directors of one or both of the Funds, except Mr. John P. Arnhold, who serves as an executive officer of FEFA and FEIF. Except for Mr. John P. Arnhold and Ms. Candace K. Beinecke, all such nominees were elected as Directors of either FEFA or FEIF or both at the last special meeting of Shareholders of FEFA held on October 12,

1995, or at the last special meeting of Shareholders of FEIF held on December 12, 1995.

                                   TABLE 2.1
          NOMINEES AS DIRECTORS OF THE FUNDS AND TRUSTEES OF THE TRUST

                                                             DIRECTOR SINCE
                                                             AND NO. SHARES
                                                                  OWNED
             NOMINEE'S NAME, AGE, ADDRESS AND               -----------------
           PRINCIPAL OCCUPATION AND AFFILIATION              FEFA       FEIF
----------------------------------------------------------  ------     ------

*John P. Arnhold (44)                                        n.a.       n.a.
1345 Avenue of the Americas, New York, NY 10105              3,892     10,312
President, Chief Executive Officer and Director, Arnhold
and S. Bleichroeder Advisers, Inc.; Co- President since
1994 and Director, Arnhold and S. Bleichroeder, Inc.;
Director, Aquila International Fund, Ltd. and The Global
Beverage Fund Ltd.; President, Worldvest, Inc.;
Co-President, FEFA; and President, FEIF
Candace K. Beinecke (51)                                      1996      n.a.
One Battery Park Plaza, New York, NY 10004                   -0-        -0-
Partner, Hughes Hubbard & Reed; Director, Jacobs Pillow
Dance Festival, Inc., Historic Preservation Projects, Inc.
and Merce Cunningham Dance Foundation, Inc.; and a
Director, FEFA
Edwin J. Ehrlich (66)                                         n.a.      1994
2976 Lonni Lane, Merrick, NY 11566                           4,480      1,751
President, Ehrlich Capital Management; Director, Pension
Fund Trusts -- ITT Corp.; Advisory Board Member, Emerging
World Investors Limited; Director, FEIF
K. Georg Gabriel (69)                                        1988       1994
2401 Tracy Place, N.W., Washington, D.C. 20008              31,830      -0-
Senior Advisor, Strategic Investment Partners, Inc.;
Member, Investment Committee, Eugene and Agnes Meyer
Foundation; Director, FEFA and FEIF
Robert J. Gellert (67)                                       n.a.       1994
122 East 42nd Street, New York, NY 10168                     -0-       27,426
Manager, United Continental Corporation; General Partner,
Windcrest Partners; Director, FEIF
*Michael M. Kellen (53)                                      1993       1994
1345 Avenue of the Americas, New York, NY 10105             12,712     42,571
Director and Senior Vice President, Arnhold and S.
Bleichroeder, Inc.; Vice Chairman and Director, FEFA and
FEIF

                                                             DIRECTOR SINCE
                                                             AND NO. SHARES
                                                                  OWNED
             NOMINEE'S NAME, AGE, ADDRESS AND               -----------------
           PRINCIPAL OCCUPATION AND AFFILIATION              FEFA       FEIF
----------------------------------------------------------  ------     ------
William M. Kelly (53)                                         n.a.       1994
40 Wall Street, Suite 4201, New York, NY 10005               -0-        2,129
Manager, Lingold Association; Independent General Partner,
ML Venture Partners I L.P. and ML Venture Partners II,
L.P.; Trustee, New York Foundation; Treasurer and Trustee,
Black Rock Forest Conservation; Director, FEIF
*Stanford S. Warshawsky (60)                                  1987       1994
1345 Avenue of the Americas, New York, NY 10105             23,554     10,516
Co-President since 1994, Secretary and Director,
previously Vice Chairman of the Board, Arnhold and S.
Bleichroeder, Inc.; Director, German-American Chamber of
Commerce; Chairman and Director, FEFA and FEIF

------------

* Interested persons of each Fund as defined in the 1940 Act because of their positions with the Adviser and/or the Distributor.

                            ------------------------
     The Directors and officers as a group own less than [ ]% of the outstanding shares of each of the Funds. In addition to the shares listed above, Mr. Ehrlich, on behalf of his clients, has the power to vote or dispose of 17,042 shares of FEFA and 7,201 shares of FEIF, and Mr. Kelly, on behalf of his clients, has the power to vote or dispose of 90,335 shares of FEFA and 85,141 shares of FEIF.

     All Directors who are not 'interested persons' are members of the Audit Committees of their respective Funds. During the fiscal year ended October 31, 1997, the Board of Directors of FEFA met five times and its Audit Committee met once, and all the nominees listed above attended 75% or more of the Directors' meetings and attended more than 75% of the Audit Committee meetings, except for Ms. Beinecke. During the ten-month fiscal period ended October 31, 1997, the Board of Directors of FEIF met three times and its Audit Committee met once, and all the nominees listed above attended 75% or more of the Board of Directors' meetings, except Messrs. Kellen and Warshawsky, who each missed one meeting, and attended more than 75% of the Audit Committee meetings.

     FEFA and FEIF pay each of their Directors who is not an interested person of the Fund annual compensation of $5,000 plus $500 per meeting of the Board of Directors and certain out-of-pocket expenses. The Funds do not pay any compensation to interested directors or any officers of the Funds. The Funds do not pay any pension or retirement benefits to Directors. The following table sets out the compensation received by each of the Director/nominees from FEFA for its most recently completed fiscal year, and from FEIF for its most recent ten-month fiscal period ended October 31, 1997.

                               COMPENSATION TABLE

                                                          COMPENSATION
                                                   ---------------------------
                    NOMINEE                         FEFA      FEIF      TOTAL
------------------------------------------------   ------    ------    -------

John P. Arnhold*................................    -0-       -0-        -0-
Candace K. Beinecke.............................   $8,750     -0-      $ 8,750
Edwin J. Ehrlich................................    -0-      $5,250    $ 5,250
K. Georg Gabriel................................   $8,750    $5,250    $14,000
Robert J. Gellert...............................    -0-      $5,250    $ 5,250
Michael M. Kellen*..............................    -0-       -0-        -0-
William M. Kelly................................    -0-      $5,250    $ 5,250
Stanford S. Warshawsky*.........................    -0-       -0-        -0-

------------

* Interested person by reason of affiliation with the Funds Adviser or Distributor.

     Fund Officers. Information about the executives officers of the Funds, their ages, positions with the Funds and with the Adviser or principal distributor, is set forth below.

     John P. Arnhold (44), Co-President and Co-Chief Executive Officer of FEFA, President, Chief Executive Officer and Chief Financial Officer of FEIF, President of the Adviser and Co-President and Director of the Distributor; Harold J. Levy (44), Co-President and Co-Chief Executive Officer of FEFA and a Portfolio Manager of the Adviser; David L. Cohen (42), Vice President of FEFA and a Portfolio Manager of the Adviser; Arthur F. Lerner (55), Vice President of FEIF, a Portfolio Manager of the Advisor and Senior Vice President, the Distributor; Martha B. Pierce (49), Vice President of FEFA and FEIF, and Vice President of the Distributor; Robert Miller (54), Treasurer, Chief Accounting Officer and Chief Financial Officer of FEFA, Treasurer and Chief Accounting Officer of FEIF, Vice President, Secretary and Treasurer of the Adviser, and Senior Vice President of the Distributor; Robert Bruno (34), Secretary and Assistant Treasurer of FEFA and FEIF and Vice President of the Distributor; Tracy LaPointe Saltwick (38), Assistant Vice President of FEFA and FEIF and Senior Vice President of the Distributor; Cari Levine (30), Assistant Secretary of FEFA and FEIF and Fund Administrator of the Distributor.

     It is intended that the proxies of each Fund will be voted 'FOR' the election of the nominees listed above in Table 2.1. Each Director so elected will serve as a Director until the next meeting of Shareholders of such Fund, if any, called for the purpose of electing Directors and until the election and qualification of his successor or until such Director sooner dies, resigns or is removed as provided in the By-laws of each of the Funds. Since the Funds do not hold annual Shareholder meetings, Directors will hold office for an indefinite period.

     If Proposal ONE is approved by the Shareholders, the Directors elected by this Proposal for each of the Funds shall also be elected by FEFA and FEIF, as sole shareholders of each successor Series, as Trustees to serve on the Board of Trustees of the Trust.

     Each nominee has consented to serve as a Director of each of the Funds and a Trustee of the Trust, if elected. In case any nominee shall be unable or shall fail to act as a Director because of an unexpected occurrence, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion.

CONCLUSION. The Board of Directors of each Fund recommends that Shareholders vote 'FOR' the election of the nominees listed above to serve as Directors of each of the Funds and as Trustees of the Trust.

                                      * *

                                PROPOSAL THREE:

     PROPOSAL TO APPROVE AN INVESTMENT ADVISORY AGREEMENT FOR THE TRUST AND TO REDUCE ADVISORY FEES.

     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') currently serves as the investment adviser to each of the Funds pursuant to separate investment advisory agreements entered into on behalf of each Fund. The current investment advisory agreement between FEFA and Arnhold and S. Bleichroeder, Inc. dated November 1, 1995 was approved by the Shareholders on October 12, 1995 and was subsequently transferred to the Adviser. The current investment advisory agreement between FEIF and Arnhold and S. Bleichroeder, Inc. dated January 1, 1996 was approved by the Shareholders on December 12, 1995 and was subsequently transferred to the Adviser. The Board of Directors of FEFA most recently approved the continuance of that Fund's investment advisory agreement on Octo-ber 28, 1997. The Board of Directors of FEIF most recently approved the continuance of that Fund's investment advisory agreement on November 18, 1997. The Adviser is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc., the Funds' Distributor.

     In connection with their approval of the Proposal to change the jurisdiction and organizational structure of the Funds, subject to Shareholder approval, the Boards of Directors of the Funds have approved a new investment advisory agreement for the Trust (the 'Trust's Investment Advisory Agreement'), in the form attached hereto as EXHIBIT C, which sets forth the terms under which the Adviser will provide investment advisory services to the Trust. If this Proposal THREE were approved by the Shareholders of a Fund in conjunction with Proposal ONE above, the Trust's Investment Advisory Agreement will become effective upon the implementation of the Conversion described above in Proposal ONE. If the Shareholders of a Fund do not approve Proposal ONE, the Conversion of the Fund to the Trust, that Fund's current investment advisory agreement would continue in effect.

     The Trust's Investment Advisory Agreement is substantially similar to the current investment advisory agreements, except it provides for a reduction from the current investment advisory fee paid to the Adviser and it provides for monthly rather than quarterly payments of the investment advisory fee to the Adviser. The Trust's Investment Advisory Agreement provides for investment advisory fees of both Funds, which are less than the current investment advisory fees. The investment advisory fee for FEFA would be reduced from 1.25% to 1.00% and the investment advisory fee for FEIF would be reduced from 1.50% to 1.00%.

     The Trust's Investment Advisory Agreement provides that the Adviser will continue to manage each Fund's investment operations, administer each Fund's business affairs, and provide clerical, bookkeeping and administrative services. The Adviser pays all compensation of and furnishes office space for all the Trust's officers and personnel, and all expenses incurred by it in the ordinary course of business, as well as the fees of all Trustees of the Trust who are affiliated persons of the Adviser or any of its affiliates. For the services and facilities furnished, each Fund, as a Series of the Trust, will pay to the Adviser an annual investment management fee, payable monthly.

     The Funds' advisory fees do not cover the following fees and expenses: fees and expenses of the non-interested Trustees; legal, auditing, distribution, custodian, transfer agency, depository, brokerage and accounting fees and expenses; expenses relating to the issuance or redemption of Fund shares; cost of calculating the net asset value per share of Fund shares; costs of preparing and filing the Trust's registration statements and other documents with the Securities and Exchange Commission and state regulatory authorities; taxes and governmental fees, including those to register or qualify the Funds' shares for sale in various states; costs of preparing and mailing each of the Funds' dividends, distributions, reports, prospectuses and notices to stockholders; fees and expenses of the Trust's memberships in investment company organizations; costs of Shareholders' meetings, including preparation and distribution of proxy materials; and the premiums on the Funds' fidelity bonds required by the Investment Company Act.

     The following table shows the current investment advisory fees for the Funds and the proposed investment advisory fee for each Fund upon Conversion to the Trust.

                                   TABLE 3.1
                       INVESTMENT MANAGEMENT FEE SCHEDULE

       FUND NAME                CURRENT FEE               PROPOSED FEE
------------------------  ------------------------  ------------------------

FEFA....................  Annual rate of 1.25% of   Annual rate of 1.00% of
                          average daily net         average daily net
                          assets, payable           assets, payable monthly
                          quarterly

FEIF....................  Annual rate of 1.50% of   Annual rate of 1.00% of
                          average daily net         average daily net
                          assets, payable           assets, payable monthly
                          quarterly

                            ------------------------

     The following table shows the amount FEFA and FEIF would have saved by the proposed investment advisory fee, which is less than the current investment advisory fees, if the investment advisory fee had been in effect for the fiscal year ended October 31, 1997 for FEFA and for the ten-month fiscal period ended October 31, 1997 for FEIF.

                                   TABLE 3.2
               1997 ACTUAL AND PRO FORMA ADVISORY FEE COMPARISON

                                 FISCAL 1997      FISCAL 1997    AMOUNT OF FEE
          FUND NAME                ACTUAL          PRO FORMA       REDUCTION
------------------------------   -----------      -----------    -------------

FEFA..........................   $ 2,672,362      $ 2,137,893      $ 534,469
FEIF..........................   $   452,626*     $   301,750      $ 150,875

------------

* Currently, the Adviser has agreed to cap or limit the expenses of FEIF to 2.25% of average net assets through December 31, 1997. As a result, the actual investment advisory fee shown above was reduced by $134,696 due to the expense limitation described above.

                            ------------------------
     The following tables illustrate for FEFA and FEIF the expenses on a $1,000 investment under the existing and proposed fee schedules stated above, assuming
(1) a 5% annual return and (2) redemption at the end of each time period.

                               FEFA EXPENSE TABLE

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------    --------

Expenses under current fee structure...    $ 17       $53        $91        $198
Expenses under proposed fee
  structure............................    $ 14       $45        $78        $170

                               FEIF EXPENSE TABLE

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          ------    -------    -------    --------

Expenses under current fee structure...    $ 28       $87        $148       $313
Expenses under proposed fee
  structure............................    $ 23       $72        $123       $264

                            ------------------------

     The following is a list of the names and addresses of the Directors and executive officers of the Adviser, positions they hold with FEFA or FEIF and any other principal positions.

                                                                                     OTHER
                              POSITION WITH           POSITION WITH                PRINCIPAL
   NAME AND ADDRESS*           THE ADVISER              THE FUNDS                  OCCUPATION
------------------------  ----------------------  ----------------------  ----------------------------
Henry H. Arnhold .......  Director                Director and Chairman   Co-Chairman of the Board,
                                                  of FEFA                 Arnhold and S. Bleichroeder,
                                                                          Inc.; Director, Aquila
                                                                          International Fund Ltd.;
                                                                          Trustee, The New School for
                                                                          Social Research; and
                                                                          Director, Conservation
                                                                          International
John P. Arnhold ........  President, Chief        Co-President and        Co-President and Director,
                          Executive Officer and   Co-Chief Executive      Arnhold and S. Bleichroeder,
                          Director                Officer of FEFA and     Inc.: Director, Aquila
                                                  President of FEIF       International Fund Ltd.;
                                                                          Director, The Global
                                                                          Beverage Fund Ltd.; and
                                                                          President, Worldvest, Inc.
Stanford S.               Director                Director of both Funds  Co-President, Secretary and
Warshawsky .............                          and Chairman of FEIF    Director, Arnhold and S.
                                                                          Bleichroeder, Inc.; Direc-
                                                                          tor, German-American Cham-
                                                                          ber of Commerce
Stephen M. Kellen ......  Director                Director of FEFA and    Co-Chairman of the Board,
                                                  FEIF                    Arnhold and S. Bleichroeder,
                                                                          Inc.; Director, The Carnegie
                                                                          Hall Society; Trustees Coun-
                                                                          cil of The National Gallery
                                                                          of Art; and Trustee,
                                                                          WNET/Thirteen
Robert Miller ..........  Vice President,         Treasurer, Chief        Senior Vice President,
                          Secretary and           Accounting Officer and  Arnhold and S. Bleichroeder,
                          Treasurer               Chief Financial         Inc.
                                                  Officer of FEFA and
                                                  Treasurer and Chief
                                                  Accounting Officer of
                                                  FEIF

------------

* The address for all the above named individuals is 1345 Avenue of the Americas, New York, NY 10105.

     The Distributor, which owns all the outstanding shares of the Adviser, has a services agreement with each of the Funds, pursuant to which it receives a services fee of .25% of each Fund's average daily net assets to cover expenses incurred for shareholder communications and other services. During the fiscal year ended October 31, 1997, FEFA paid the Distributor $515,932 pursuant to the services agreement and paid $18,540 to independent financial services firms that are providing similar assistance to the Fund. During the ten-month fiscal period ended October 31, 1997, FEIF paid the Distributor $75,096 pursuant to the services agreement and FEIF paid $342 to independent financial services firms that are providing similar assistance to the Fund.

     The Distributor at times acts as the broker-dealer for the Funds in executing portfolio transactions. During the fiscal year ended October 31, 1997, FEFA paid $453,073 in brokerage commissions of which it paid $26,580 to the Distributor During the ten-month fiscal period ended October 31, 1997, FEIF paid $53,846 in brokerage commissions of which it paid $7,709 to the Distributor.

     The Adviser has employment agreements with Harold J. Levy and David L. Cohen to serve as portfolio managers for FEFA. Messrs. Levy and Cohen are also the principal owners of Iridian Asset Management LLC ('Iridian'). The Distributor owns 27.5% of Iridian and, pursuant to an operating agreement with Iridian, does not direct or control the management, affairs or policies of Iridian.

     As is provided in the current investment advisory agreements, the Trust's Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by either of the Funds or the Trust in connection with the matters to which the Trust's Investment Advisory Agreement relates, except loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Trust's Investment Advisory Agreement.

     The Trust's Investment Advisory Agreement may continue in effect for a period of more than two years from the date it first comes into effect, but only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Trust's Investment Advisory Agreement may be terminated by either party at any time without penalty upon not more than sixty (60) days' nor less than thirty (30) days' written notice to the other party or by a majority vote, as defined in the 1940 Act, of the beneficiaries of the Trust. The Trust's Investment Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

CONCLUSION. The Board of Directors of each Fund recommends that Shareholders approve the Trust's Investment Advisory
Agree-
ment, which provides for a reduction in the investment advisory fees of FEFA and FEIF.

     The Board of Directors of each of the Funds recommends that Shareholders vote 'FOR' the approval of the Trust's Investment Advisory Agreement.

                                      * *

     PROPOSALS FOUR THROUGH SEVEN HAVE BEEN APPROVED BY THE BOARD OF DIRECTORS OF EACH OF THE FUNDS AND WOULD MAKE CERTAIN MODIFICATIONS IN EXISTING INVESTMENT RESTRICTIONS OF THE FUNDS.

     Each of the Funds currently has a number of investment restrictions that have been designated as fundamental investment policies. Mutual funds may designate investment restrictions as either fundamental or non-fundamental policies. Fundamental policies can be changed only with the prior approval of shareholders, while non-fundamental policies can be changed or eliminated by a resolution of a mutual fund's board of directors with notice of the change to its shareholders. Each Fund's current designation of an investment restriction as a fundamental investment policy requires a vote of the Shareholders each time a Fund may need to amend or otherwise adjust an investment restriction. This results in the Funds incurring the costs of Shareholders' meetings.

     Dynamic changes in the market and economy as well as the regulation of the securities industry require that the Funds be flexible in their ability to adapt their investment policies to such changes. Since the Funds are currently having a Shareholders' meeting, the Boards of Directors of the Funds recommend that Shareholders vote to reclassify the investment restrictions of the Funds as non-fundamental investment policies, to amend certain restrictions to make them uniform and to delete other investment restrictions that are no longer required by State 'Blue Sky' laws due to the recent passage by the U.S. Congress of the National Securities Market Improvement Act of 1996 (the 'National Securities Market Improvement Act').

     The Board of Directors of each Fund, based upon the Adviser's recommendation, believes that the proposals to reclassify the investment restrictions of the Funds as non-fundamental investment policies, to amend certain restrictions to make them uniform and to delete other investment restrictions is in the best interests of the Funds and their Shareholders and recommends a vote 'FOR' Proposals FOUR through SEVEN.

                                 PROPOSAL FOUR:

     PROPOSAL TO RECLASSIFY THE INVESTMENT RESTRICTIONS OF THE FUNDS AS NON-FUNDAMENTAL.

     Currently, all of the investment restrictions of FEFA and most of the investment restrictions of FEIF are designated as fundamental investment policies. Mutual funds may designate their investment restrictions either as fundamental investment policies or non-fundamental investment policies. Fundamental policies can be changed only with the approval of Shareholders, while non-fundamental policies can be changed or eliminated by the Board of Directors with notice of the change to Shareholders. Since most of the investment restrictions of the Funds are designated as fundamental policies, it is necessary to have a Shareholders' meeting to obtain approval by a vote of the Shareholders each time a Fund needs to amend or otherwise adjust an investment restriction that is designated as a fundamental investment policy that would result in the Fund incurring the costs of a Shareholders' meeting.

     Dynamic changes in the market and economy as well as the regulation of the securities industry require that the Funds be flexible in their ability to adapt their trading policies to such changes. Since the Funds have scheduled a joint Shareholders' meeting, the Boards of Directors of the Funds recommend that Shareholders vote to reclassify all of the Funds' investment restrictions that are currently designated as fundamental as non-fundamental investment policies.

CONCLUSION. The Board of Directors of each Fund, based upon the Adviser's recommendation, believes that the proposal to reclassify the investment restrictions of the Funds as non-fundamental investment policies is in the best interests of the Funds and their Shareholders and recommends a vote 'FOR' the Proposal.

                                      * *

                                 PROPOSAL FIVE:

     PROPOSAL TO AMEND THE INVESTMENT RESTRICTIONS OF THE FUNDS CONCERNING PURCHASE OF OTHER INVESTMENT COMPANIES.

     Each Fund has an investment restriction that limits its ability to make investments in other investment companies. The Securities and Exchange Commission has relaxed its restrictions on a mutual fund being able to invest part of its assets in other investment companies. At

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
times a mutual fund can invest in a market or market segment more efficiently by investing in another investment company than by direct investments in the securities of those markets. The Boards of Directors of the Funds, based upon the Adviser's recommendation, believe that it would be advantageous for each Fund to have greater flexibility in investing in other investment companies.

     FEFA's investment restriction concerning investment in securities of other investment companies currently states:

          The Fund may not: Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result not more than 5% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation, reorganization or other acquisition.

     FEIF's investment restriction concerning investment in securities of other investment companies currently states:

          The Fund may not: Invest in securities of other investment companies, except in accordance with the Investment Company Act and the rules and regulations thereunder.

     The Board of Directors of each Fund recommends the adoption of the following uniform investment restriction concerning investment in securities of other investment companies as a non-fundamental investment policy:

          The Fund may not: Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law.

     Proposal ONE discussed above would allow the Board of Trustees of the Trust in an appropriate situation to adopt a master-feeder structure for a Series. Modification of this investment restriction would permit a Fund to invest all of its assets in another investment company whose assets are invested with substantially the same investment objectives and policies as the Fund (a 'master-feeder structure').

     Beyond this potential application, the primary purpose of this Proposal FIVE is to amend and update each Fund's investment restriction in light of current regulatory interpretations permitting investing in other investment companies, to clarify application of the limitation in light of current law and regulatory interpretations, to provide additional investment flexibility and to reclassify this invest-ment restriction as a non-fundamental investment policy. If this Proposal is not approved by a Fund, the current investment restriction will remain unchanged.

CONCLUSION. The Board of Directors of each Fund, based upon the Adviser's recommendation, believes that the proposed modification to this investment restriction of each of the Funds is in the best interests of the Funds and their Shareholders and recommends a vote 'FOR' the Proposal.

                                     * * *

                                 PROPOSAL SIX:

PROPOSAL  TO  AMEND  INVESTMENT  RESTRICTIONS:
A) OF FEFA CONCERNING INDUSTRY CONCENTRATIONS OF ITS ASSETS.

     The Funds have a similar investment restriction concerning the concentration of assets in specific industries. The Board of Directors of FEFA believes that it would be advantageous to make this investment restriction uniform for both Funds, since most of the Funds' investment restrictions are currently uniform.

     FEFA's investment restriction currently states:

          The Fund may not: Concentrate its assets in the securities of issuers engaged in specific industries or industry groups.

     FEIF's investment restriction currently states:

          The Fund may not: Invest more than 25% of its assets in securities of issuers engaged in specific industries or industry groups.

     The Board of Directors of FEFA recommends the adoption of the following investment restriction:

          The Fund may not: Invest more than 25% of its assets in securities of issuers engaged in specific industries or industry groups.

     The investment restriction of FEFA is being amended and the amendment will not affect the way in which FEFA is managed. The main purpose of this Proposal is to unify the Funds' investment restrictions. If the Proposal is not approved by the Shareholders of FEFA, its investment restriction will remain unchanged.

CONCLUSION. The Board of Directors of FEFA, based upon the Adviser's recommendation, believes that the amendment of this investment restriction is in the Fund's best interests and recommends the Shareholders vote 'FOR' Proposal SIX A.

     B) OF FEIF TO LIMIT ITS INVESTMENTS TO 10% OF AN ISSUER.

     The Funds have a similar investment restriction concerning the percentage of the voting securities of an issuer that they can purchase. FEIF has an investment restriction that provides, with regard to 75% of its assets, that it may not purchase more than 10% of the voting securities of an issuer. The Board of Directors of FEIF believes that it would be advantageous to make this investment restriction uniform for the Funds, since most of the Funds' investment restrictions are currently uniform.

     FEIF's investment restriction currently states:

          The Fund may not purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of any issuer would be held by the Fund.

     FEFA has the following investment restriction that currently provides:

          The Fund may not: Purchase the securities of any issuer if such purchase at the time thereof would cause more than ten percent of the voting securities of any issuer to be held by the Fund.

     The Board of Directors of FEIF recommends that FEIF's above stated investment restriction be amended to read as follows:

          The Fund may not: Purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     The amendment of this investment restriction of FEIF is not expected to affect the way in which it is managed. The main purpose of this Proposal is to unify the Funds' investment restrictions. If the Proposal is not approved by the Shareholders of FEIF, its investment restriction will remain unchanged.

CONCLUSION. The Board of Directors of FEIF, based upon the Adviser's recommendation, believes that the amendment of this investment restriction is in the Fund's best interests and recommends the Shareholders vote 'FOR' Proposal SIX B.

                                      * *

                                PROPOSAL SEVEN:

     PROPOSAL TO DELETE CERTAIN INVESTMENT RESTRICTIONS.

     The U.S. Congress recently passed the National Securities Market Improvement Act. This legislation realigned responsibility for the regulation of mutual funds in the United States. Prior to the passage of the National Securities Improvement Act, the Securities and Exchange Commission and all the States were involved in regulatory and disclosure issues involving mutual funds. In passing the National Securities Improvement Act, the U.S. Congress eliminated the States' substantive regulation of mutual funds. The States may continue to charge mutual funds fees and regulate against fraud. The Boards of Directors of the Funds, based upon the Adviser's recommendation, believe that it would be advantageous for each of the Funds to delete the following investment restrictions, which were originally required by the 'Blue Sky' laws of the various States, but may be eliminated due to the passage of the National Securities Market Improvement Act.

     A) THE PURCHASE OF SECURITIES ON MARGIN.

     Each of the Funds currently has an investment restriction that relates to the purchase of securities on margin. Each of the Funds' investment restrictions currently states:

          The Fund may not: Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts is not considered the purchase of a security on margin.

     Deletion of this investment restriction is not expected to affect the way in which the Funds are managed. The main purpose of this Proposal is to simplify the Funds' investment restrictions due to the elimination of this State 'Blue Sky' law requirement.

     B) INVESTMENTS MADE FOR EXERCISING CONTROL.

     Each of the Funds currently has an investment restriction that relates to making investments for the purpose of exercising control over the management of the portfolio investment. Each of the Funds' investment restrictions currently states:

          The Fund may not: Make investments in securities for the purpose of exercising control.

     Deletion of this investment restriction is not expected to affect the way in which the Funds are managed. The main purpose of this Proposal is to simplify the Funds' investment restrictions due to the elimination of this State 'Blue Sky' law requirement.

     C) OIL, GAS OR OTHER SUCH INVESTMENTS.

     Each of the Funds' investment restriction currently states:

          The Fund may not: Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     Deletion of this investment restriction is not expected to affect the way in which the Funds are managed. The main purpose of this Proposal is to simplify the Funds' investment restrictions due to the elimination of this State 'Blue Sky' law requirement.

     D) INVESTMENT IN ISSUERS WITH LIMITED OPERATING HISTORY.

     Each of the Funds' investment restrictions currently states:

          The Fund may not: Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.

     Deletion of this investment restriction is not expected to affect the way in which the Funds are managed. The main purpose of this Proposal is to simplify the Funds' investment restrictions due to the elimination of this State 'Blue Sky' law requirement.

     E) INVESTMENT IN REAL ESTATE OR INTERESTS IN REAL ESTATE.

     Each of the Funds' investment restrictions currently states:

          The Fund may not: Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.

     Deletion of this investment restriction is not expected to affect the way in which the Funds are managed. The main purpose of this

Proposal is to simplify the Funds' investment restrictions due to the elimination of this State 'Blue Sky' law requirement.

CONCLUSION. The Board of Directors of each Fund, based upon the Adviser's recommendation, believes that the elimination of these above listed investment restrictions is in the best interests of the Funds and their respective Shareholders and recommends the Shareholders vote 'FOR' Proposal SEVEN.

                                      * *

                                PROPOSAL EIGHT:

     PROPOSAL TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT ACCOUNTANTS.

     The Board of Directors of each Fund has selected the firm of KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, to act as independent accountants for each of the Funds for the next fiscal year ending October 31, 1998, and to certify any financial statements of each of the Funds required to be certified by an independent accountant. As required by the 1940 Act, the vote of the Board of Directors of each Fund is subject to the rights of the Shareholders of each Fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. KPMG Peat Marwick LLP has advised each of the Funds that it has no direct or material indirect ownership interest in either of the Funds.

     KPMG Peat Marwick LLP served as the independent auditors for each of the Funds during the most recent fiscal year. Services performed by KPMG Peat Marwick LLP during such time have included (i) the audit of annual financial statements and limited review of unaudited semiannual financial statements; (ii) assistance and consultation in connection with filings with the SEC; and (iii) the preparation of federal income tax returns filed on behalf of the Funds. In recommending the selection of each Fund's accountants, the Board of Directors of each Fund has reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire.

     The ratification of the selection of KPMG Peat Marwick LLP as the independent accountants for the Trust requires the affirmative vote of a majority of votes cast at the Meeting by Shareholders of the Funds.

CONCLUSION. The Board of Directors of each Fund recommends that Shareholders vote 'FOR' the ratification of the selection of KPMG Peat Marwick LLP as independent accountants for the Funds.

                                 OTHER MATTERS

     Annual reports of each Fund were recently mailed to Shareholders. You can obtain a copy of the most recent annual report of either Fund without charge by calling 1-800-451-3623 or by writing to the Funds at 1345 Avenue of the Americas, New York, New York 10105.

     The Funds do not know of any other matters to be presented at the Special Joint Meeting of Shareholders. If any other business should come before the Meeting, the proxies will vote thereon in accordance with their best judgment.

     If you cannot attend the Meeting in person, please complete, sign and return the enclosed proxy in the envelope provided so that the Meeting may be held and action taken with the greatest possible number of Shares participating.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     Neither of the Funds holds regular annual meetings of Shareholders. Any Shareholder who wishes to submit proposals to be considered at a subsequent meeting of Shareholders should send such proposals to the Funds at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT MANAGER

     Arnhold and S. Bleichroeder Advisers, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager for each of the Funds.

PRINCIPAL DISTRIBUTOR

     Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the principal distributor of each of the Funds.

REVOCATION OF PROXIES

     You can revoke the enclosed proxy at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to your Fund at any time prior to the Meeting or at the Meeting to the Secretary of the Meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your Shares in person.

VOTING INFORMATION

     Proxies are being solicited by the Board of Directors of each of the Funds for the Special Joint Meeting of Shareholders to be held on February 19, 1998, at the Fund's offices at 1345 Avenue of the Americas, New York, New York 10105, at 10:30 a.m. A proxy may be revoked at any time before the Meeting by oral or written notice to your Fund. Valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, 'FOR' approval of all Proposals.

     In the event that a quorum is not present at the Meeting, the persons named as proxies intend to propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the adjourned Meeting in person or by proxy.

     HELP AVOID THE COST OF ADDITIONAL SOLICITATIONS. PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                       EXHIBIT A

                             AGREEMENT AND PLAN OF
                           CONVERSION AND TERMINATION

     THIS AGREEMENT AND PLAN OF CONVERSION AND TERMINATION (the 'Agreement') is
made and entered into as of December   , 1997, by and among First Eagle Fund of
America, Inc. ('FEFA'), a Maryland corporation having an office at 1345 Avenue of the Americas, New York, New York 10105 and First Eagle International Fund, Inc. ('FEIF'), a Maryland corporation having an office at 1345 Avenue of the Americas, New York, New York 10105 (FEFA and FEIF being collectively referred to as the 'Funds'), and First Eagle Trust, a Delaware business trust having an office at 1345 Avenue of the Americas, New York, New York 10105 (the 'Trust').

     WHEREAS, each of the Boards of Directors of the Funds and Initial Trustee of the Trust has determined that it is in the best interests of the Funds and the Trust, respectively, that the assets of each of the Funds be acquired by the Trust pursuant to this Agreement and in accordance with the applicable laws of the State of Maryland and the State of Delaware; and

     WHEREAS, the parties desire to enter into a plan of exchange pursuant to
Section 368(a) of the Internal Revenue Code of 1986, as amended;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. Plan of Exchange.

               (a) Subject to the requisite approval of the shareholders of FEFA and FEIF and to the terms and conditions contained herein, on February 27, 1998, or such earlier or later date as may be mutually agreed upon by the parties (the 'Exchange Date'), FEFA shall assign, transfer and convey its assets to the First Eagle Fund of America series (the 'FEFA Series') of the Trust and FEIF shall assign, transfer and convey its assets to the First Eagle International Fund series (the 'FEIF Series') of the Trust (collectively, the 'Successor Series'); the FEFA Series shall acquire all of the assets of FEFA and the FEIF Series shall acquire all of the assets of FEIF; and the Trust shall accept such assignment, transfer and conveyance.

               (b) Subject to the requisite approval of the shareholders of the Funds and to the terms and conditions contained herein, on the Exchange Date, FEFA shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, FEFA to the FEFA Series and FEIF shall assign, transfer and convey the obligations, duties and liabilities of, or attributable to, FEIF to the FEIF Series; and the FEFA Series shall acquire the obligations, duties and liabilities attributable to FEFA and the FEIF Series shall acquire the obligations, duties and liabilities attributable to FEIF.

               (c) FEFA shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the FEFA Series (the 'FEFA Trust Shares') equal in number to the outstanding shares of FEFA, and FEIF shall assign, transfer and convey its assets, as provided in Section 1(a), in exchange for shares of beneficial interest of the FEIF Series (the 'FEIF Trust Shares' and the FEFA Trust Shares and the FEIF Trust Shares being collectively referred to as the 'Trust Shares') equal in number to the outstanding shares of FEIF. In lieu of delivering certificates for the Trust Shares, the Trust shall credit the Trust Shares to each Funds' account on the share record books of the Trust and shall deliver a confirmation thereof to the Funds. The Funds shall then deliver written instructions to the Trust's transfer agent to establish accounts for the shareholders of FEFA and FEIF on the share record books relating to each corresponding Successor Series.

               (d) FEFA agrees to distribute FEFA Trust Shares equal in number to the corresponding number of then outstanding shares of FEFA to its shareholders, and FEIF agrees to distribute FEIF Trust Shares equal in number to the corresponding number of then outstanding shares of FEIF to its shareholders.

               (e) The Trust further assumes and agrees to observe, perform and be bound by all of the grants, terms, covenants, representations, warranties, and conditions contained in all contracts and agreements currently in effect with the Funds, including, but not limited to, the Distribution Agreements, the Services Agreements, and the other agreements and documents delivered thereunder which are binding upon, and to be observed or performed by, the Funds thereunder, as though the Trust were the Funds, and hereby ratifies and confirms the validity of all contracts and agreements currently in effect with the Funds, including, but not limited to, the Distribution and the Services Agreements.

               (f) All references to the Funds in all agreements to which the Funds are a party will be deemed to refer to the Trust.

               (g) It is contemplated that the net asset value of each outstanding share of each Successor Series of the Trust immediately after the effectiveness of this Agreement will be equivalent to the net asset value of each outstanding share of FEFA and FEIF.

               (h) Delivery of the assets of FEFA and FEIF to be transferred shall be made not later than the next business day following the Exchange Date. Assets transferred shall be delivered to The Bank of New York, the Trust's custodian (the 'Custodian'). Such delivery shall be made for the account of the Trust and the Successor Series, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Trust and the Successor Series free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Trust and the Successor Series. All assets of FEFA delivered to the Custodian as provided herein shall be allocated by the Trust to the FEFA Series and all assets of FEIF delivered to the Custodian as provided herein shall be allocated by the Trust to the FEIF Series. All of the liabilities of FEFA shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the FEFA Series and all of the liabilities of FEIF shall, on and as of the Effective Date, be deemed liabilities of, and shall be deemed assumed by, the FEIF Series.

               (i) FEFA and FEIF will pay or cause to be paid to the Trust any interest received on or after the Exchange Date with respect to assets transferred to the corresponding

          Successor Series hereunder and the Trust shall allocate any such interest to the appropriate Successor Series. The Funds will transfer to the Trust any distributions, rights or other assets received by the Funds after the Exchange Date as distributions on or with respect to the securities transferred from FEFA and FEIF to the corresponding Successor Series hereunder. The Trust shall allocate any such distributions, rights or other assets to the appropriate Successor Series. All such assets shall be deemed included in assets transferred from FEFA and FEIF on the Exchange Date and shall not be separately valued.

               (j) If the requisite number of shareholders of FEFA do not approve this Agreement, FEFA will continue to operate as a Maryland corporation and if the requisite number of shareholders of FEIF do not approve this Agreement, FEIF will continue to operate as a Maryland corporation.

               (k) As soon as practicable after the Exchange Date, and following distribution by FEFA and FEIF of the Trust Shares of each of the Successor Series received by it among its shareholders in proportion to the number of shares each such shareholder holds in FEFA and FEIF, the Funds will dissolve and terminate.

          2. The Funds' Representations and Warranties. Each of the Funds individually represents and warrants to and agrees with the Trust as follows:

               (a) It is a corporation duly organized and validly existing under the laws of the State of Maryland and has power to own all of its properties and assets and, subject to the approval of its shareholders as contemplated hereby, to carry out this Agreement.

               (b) It is registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as an open-end, diversified, management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) On the Exchange Date, it will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

          3. The Trust's Representations and Warranties. The Trust represents and warrants to and agrees with the Funds as follows:

               (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to carry on its business and to carry out this Agreement.

               (b) On the Exchange Date, the Trust Shares to be issued to each of the Funds will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Trust. No Trust or Successor Series shareholder will have any preemptive right of subscription or purchase in respect thereof.

          4. The Trust's Conditions Precedent. The obligations of the Trust hereunder shall be subject to the following conditions:

               (a) FEFA and FEIF each shall have furnished to the Trust a statement of its assets, including a list of securities with their respective values owned by it.

               (b) As of the Exchange Date, all representations and warranties of FEFA and of FEIF made in this Agreement shall be true and correct as if made on and as of such date, and FEFA and FEIF each shall have complied with all the agree-ments and satisfied all the conditions to be performed or satisfied by each of them on or prior thereto.

               (c) A vote approving this Agreement and the transactions and exchange contemplated hereby shall have been adopted by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of FEFA and FEIF entitled to vote and the shareholders of FEFA and of FEIF each shall have voted, by the vote specified in the proxy materials of the Funds relating to this Agreement, to direct the Funds to vote, and the Funds shall have voted by or on the Exchange Date, as sole shareholder of the Trust, (i) to vote on each of the proposals set forth in the Proxy Statements and approved by the shareholders, so that the approval of the respective proposals may be made effective with respect to the Trust as well as the Funds; (ii) to elect the nominees as trustees of the Trust, (iii) to render approval on such matters as may be necessary, for regulatory purposes, in order to adopt or enter into any agreements or plans on behalf of the Trust that had previously been approved by shareholders of the Funds and are then in effect with respect to the Funds, and
          (iv) to approve all other
          contracts and agreements currently in effect with the Funds, including, but not limited to, accounting, custody, transfer agency, distribution, services, procedural and safekeeping and repurchase agreements.

          5. The Funds' Conditions Precedent. The obligations of the Funds hereunder shall be subject to the condition that, as of the Exchange Date, all representations and warranties of the Trust made in this Agreement shall be true and correct as if made on and as of such date, and that the Trust shall have complied with all of the agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to such date.

          6. The Trust's and the Funds' Conditions Precedent. The obligations of both the Trust and each of the Funds hereunder shall be subject to this Agreement and the transactions contemplated hereby having been approved by the affirmative vote of at least a majority of the outstanding shares (within the meaning of the 1940 Act) of each of the Funds entitled to vote as of the close of business on December 26, 1997, or such earlier or later proxy record date as may be mutually agreed upon by the parties.

          7. Amendment or Termination of Agreement. This Agreement and the transactions contemplated hereby may be amended or terminated and abandoned by resolution of the Board of Directors of FEFA or of FEIF, or the Board of Trustees of the Trust, at any time prior to the transfer of assets on the Exchange Date (and notwithstanding any vote of the shareholders of each of the Funds) if (i) there is a material breach by the other party of any representation, warranty or agreement contained in this Agreement, (ii) it reasonably appears that a party cannot meet a condition of this Agreement or (iii) circumstances should develop that, in the opinion of the Board of Directors of FEFA or of FEIF, or the Board of Trustees of the Trust, make proceeding with this Agreement in its current form inadvisable.

          In addition, prior to the transfer of assets on the Exchange Date, any provision of this Agreement may be amended or modified by the Board of Directors of FEFA or of FEIF and the Board of Trustees of the Trust if such amendment or modification would not have a material adverse effect upon the benefits intended under this Agreement and would be consistent with the best interests of the shareholders.

          If this Agreement is terminated and the exchange contemplated hereby is abandoned pursuant to the provisions of this

     Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Trust or the directors, officers or shareholders of the Funds, in respect of this Agreement.

          8. Waiver. At any time prior to the Exchange Date, any of the foregoing conditions may be waived by the Board of Directors of FEFA or of FEIF, or the Board of Trustees of the Trust, if, in the judgment of the waiving party, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Funds or the shareholders of the Trust, as the case may be.

          9. No Survival of Representations. None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the Funds, shall be governed and construed in accordance with the internal laws of the State of Maryland.

          11. Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     IN WITNESS WHEREOF, each of the Funds and the Trust have caused this Agreement and Plan of Conversion and Termination to be duly executed as of the day and year first above written.

First Eagle Fund of America, Inc.       First Eagle International Fund, Inc.
By: ..................................  By: ..................................
Title:                                  Title:
First Eagle Trust
By: ..................................
Title:

                                                                       EXHIBIT B

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                               FIRST EAGLE TRUST

     THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

     NOW, THEREFORE, the Initial Trustees hereby direct that the Certificate of Trust be filed with Office of the Secretary of State of the State of Delaware, and the Initial Trustees do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares in the Trust.

                                   ARTICLE I
                              NAME AND DEFINITIONS

     SECTION 1. Name. This Trust shall be known as First Eagle Trust and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     SECTION 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) 'By-Laws' shall mean the By-Laws of the Trust, as amended from time to time, which By-Laws are expressly herein incorporated by reference as part of the governing instrument within the meaning of the Delaware Act;

          (b) 'Certificate of Trust' means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

          (c) 'Class' means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

          (d) 'Commission' means the Securities and Exchange Commission;

          (e) 'Declaration of Trust' means this Agreement and Declaration of Trust, as amended or restated from time to time;

          (f) 'Delaware Act' means the Delaware Business Trust Act, 12 Del. C. 3801 et seq., as amended from time to time;

          (g) 'Initial Trustees' means the person or persons who have signed this Declaration of Trust;

          (h) 'Manager' means a party furnishing services to the Trust pursuant to an investment management or investment advisory agreement described in
     Article IV, Section 8(a) hereof;

          (i) '1940 Act' means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

          (j) 'Person' means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

          (k) 'Principal Underwriter' shall have the meaning given to it in the 1940 Act;

          (l) 'Series' means each Series of Shares established and designated under or in accordance with the provisions of Article III hereof;

          (m) 'Shareholder' means a beneficial owner of outstanding Shares;

          (n) 'Shares' means the Shares of beneficial interest into which the beneficial interest in the Trust shall be divided, from time to time, and includes fractions of Shares as well as whole Shares;

          (o) 'Trust' means the Delaware business trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

          (p) 'Trust Property' means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust; and

          (q) 'Trustees' means the Initial Trustees, and all other Persons who may, from time to time, be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such

     Person or Persons in her or his or their capacity as Trustees hereunder.

                                   ARTICLE II
                                PURPOSE OF TRUST

     The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may, from time to time, determine pursuant to their authority under this Declaration of Trust.

                                  ARTICLE III
                                     SHARES

     SECTION 1. Division of Beneficial Interests. The beneficial interests in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes. Subject to the further provisions of this Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof, (i) to divide the beneficial interests in the Trust or in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine, (ii) to issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may, from time to time, determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number, or issue dividends in Shares with respect to Shares of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Shares of any

Series or Class thereof into Shares of one or more Series or Classes thereof and
(vi) to take such other action with respect to the Shares as the Trustees may deem desirable.

     Subject to the distinctions permitted among Classes or otherwise in Shares of the same Series as established by the Trustees consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holders pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series or Class thereof, the applicable Shareholder shall be entitled to be paid solely out of the funds and property of such Series or Class thereof of the Trust.

     All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

     All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no appraisal, preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     SECTION 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or Class). No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or Class) and as to the number of Shares of each Series (or Class) held, from time to time, by each Shareholder.

     SECTION 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Trustees and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-Laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the record holder of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, shareholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

     SECTION 4. Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees, from time to time, may authorize.

     SECTION 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to dissolve the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Except as specifically provided herein, no Shareholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or Trustees relating to the Trust or to a Series or Class may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series or Class and its respective assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

     SECTION 6. Establishment and Designation of Series (or Class). Without obtaining any authorization or vote of the Shareholders of any Series or Class thereof (except as otherwise required by the 1940 Act), the establishment and designation of any Series (or Class) of Shares shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

     Shares of each Series (or Class) established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

          (a) Assets Held with Respect to a Particular Series (or Class). All consideration received by the Trust for the issue or sale of Shares of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series (or Class thereof to the extent provided below), and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as 'assets held with respect to' that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively 'General Assets'), the Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular

     Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

          (b) Liabilities Attributable to a Particular Series (or Class). The assets of the Trust held with respect to each particular Series (or Class thereof) shall be charged exclusively with the liabilities of the Trust attributable to that Series or Class and all expenses, costs, charges and reserves attributable to that Series or Class. Any general liabilities of the Trust that are not readily identifiable as being attributable to any particular Series (and the Classes thereof) shall be allocated and charged by the Trustees to and among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series (and the Classes thereof) are herein referred to as 'liabilities attributable to' that Series (or Class thereof). Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. All liabilities attributable to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Shares of a Series. To the extent that the Trustees, pursuant to Section 2 of Article VII hereof, include a Class limitation on liability in any note, bond, contract, instrument, certificate or undertaking made with respect to any Class, the parties to such note, bond, contract, instrument, certificate or undertaking shall look only to the assets of such Class in satisfaction of the liabilities arising thereunder and not to the assets of any other Class of the applicable Series.

          (c) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Shareholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or Class. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders.

          (d) Equality. All the Shares of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each Share of any particular Series shall be equal to each other Share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or otherwise, of Shares within such Series).

          (e) Fractions. Any fractional Share of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and dissolution of the Trust.

          (f) Combination of Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets and liabilities attributable to any two or more Series (or Classes) into assets and liabilities attributable to a single Series or Class.

          (g) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or Class) previously established and designated, the Trustees may by resolution of a majority of the Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

          SECTION 7. Indemnification of Shareholders. If any Shareholder or former Shareholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Shareholder or former Shareholder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expense reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series (or Class thereof) of Shares of which such Person is or was a Shareholder and from or in relation to which such liability arose. The Series (or Class thereof) may, at its option, and shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of such Series and satisfy any judgment thereon.

                                   ARTICLE IV
                                    TRUSTEES

     SECTION 1. Election of Trustees. Upon the issuance of beneficial interests of the Trust, First Eagle Fund of America, Inc., a Maryland corporation, and First Eagle International Fund, Inc., a Maryland corporation, as initial shareholders of the Trust, shall each elect the Trustees of the Trust; to the extent that persons so elected are different from the Initial Trustee, such persons shall replace the Initial Trustee as Trustees of the Trust.

     SECTION 2. Number, Election and Tenure. The Initial Trustee shall be Robert Bruno. After the initial election of Trustees, the number of Trustees shall be eight or such other number as shall, from time to time, be determined by the Trustees pursuant to Section 4 of this Article IV. Except as described above with respect to the Initial Trustee, each Trustee shall serve during the continued term of the Trust until she or he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of her or his successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the 1940 Act, the Trustees then in office shall call a Shareholder's meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the secretary of any meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a majority vote of the outstanding Shares of the Trust, as defined in the 1940 Act.

     SECTION 3. Effect of Death, Resignation or Removal of a Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager is empowered to appoint new Trustees subject to the applicable provisions of the 1940 Act.

     SECTION 4. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees; the Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective and fill vacancies caused by enlargement of their number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determine; deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; declare and pay dividends and distributions to Shareholders from the assets available therefor; and in general exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the By-Laws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

     Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

          (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

          (b) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in 'when issued' contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

          (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

          (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

          (e) To set record dates for the determination of Shareholders with respect to various matters, which, for purposes of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution; without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes);

          (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

          (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

          (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

          (i) To join with other security or property holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

          (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

          (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (l) To borrow funds or other property in the name of the Trust or any Series thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

          (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

          (n) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

          (o) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          (p) To enter into contracts of any kind and description;

          (q) To interpret the investment policies, practices or limitations of any Series or Class;

          (r) To establish a registered office and have a registered agent in the State of Delaware;

          (s) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act (including investment by means of transfer of part or all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes.

          (t) Subject to the 1940 Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Act may engage; and

          (u) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

     The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general power of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

     The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

     SECTION 5. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trusts officers, employees, investment adviser or manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

     SECTION 6. Payment of Expenses by Shareholders. The Trustees shall have the power to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, at such intervals as the

Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Shareholder servicing or similar agent, an amount fixed, from time to time, by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

     SECTION 7. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     SECTION 8. Service Contracts.

     (a) Subject to such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, on the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory, management or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Manager or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers or administrators and to determine from time to time, without prior consultation with the Trustees, what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

     (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws, including, without limitation, at the date hereof the requirements of Section 15 of the 1940 Act, or any successor provision; and any such contract may contain such other terms as the Trustees may determine.

     (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent or Shareholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-Laws or stipulated by resolution of the Trustees. The Trustees are empowered, at any time and from time to time, to retain sub-agents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

     (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services, including, without limitation, accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Trustees determine to be in the best interests of the Trust and the applicable Series (or Class).

     (e) The fact that:

          (i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

          (ii) any corporation, trust, association or other organization with which an advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made with the Trust or any Series of the Trust also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

          SECTION 9. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he or she were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-Laws relating to the sale and redemption of such Shares.

                                   ARTICLE V
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1. Voting Powers, Meetings, Notice and Record Dates. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Article IV, Section 2, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Each Shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Shareholder (number of Shares owned times net asset value per Share) on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate, except
(i) when required by the 1940 Act, Shares shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a

Series or Class or any other action that the Trustees have determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given in writing. The By-Laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-Laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-Laws.

     SECTION 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-Laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholder's meeting and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voting on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

     SECTION 3. Additional Provisions. The By-Laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI
                 NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Registration Statement of the Trust as filed on Form N-1A or any successor form with the Commission (the 'Registration Statement of the Trust') such bases and time or times for determining the net asset value of the Shares of any Series or Class, the net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable from time to time.

     SECTION 2. Redemptions and Repurchases.

     (a) The Trust shall purchase such Shares as are offered by any record holder of such Shares for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a Person designated by the Trust that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may, from time to time, authorize, and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the By-Laws and applicable law. Unless extraordinary circumstances exist, payment for said Shares shall be made by the Trust to the Shareholder within seven (7) days after the date on which the request is made in proper form. The obligation set forth in this Section 2 is subject to the provisions regarding the suspension of the right of redemption that are set forth in the Registration Statement of the Trust, and as the Trustees, in their absolute discretion, may prescribe. In the case of a suspension of the right of redemption as provided herein, a record holder of such Shares may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

     (b) The redemption price may, in any case or cases, be paid wholly or partly in-kind if the Trustees determine that such payment is advisable and in the interest of the remaining Shareholders of the Series or Class for which the Shares are being redeemed. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in-kind.

     (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to involuntarily redeem any number, or principal amount, of Shares of such Person sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would result in such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

     (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

     (e) Subject to the requirements of the 1940 Act, the Board of Trustees may cause the Trust to redeem, at the price and in the manner provided in this
Article VI, Shares of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Shares in accordance with such qualifications as may be established by the Trustees, (ii) if the net asset value of such Shares is below the minimum investment amount which is set forth in the Registration Statement of the Trust or (iii) if otherwise deemed by the Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

     (f) Shares redeemed shall, upon redemption, be deemed to be retired and restored to the status of unissued shares.

                                  ARTICLE VII
              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

     SECTION 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

     SECTION 2. Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-Laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series (or Class) thereof.

     All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series (or Class thereof if the Trustees have included a Class limitation on liability in the agreement with such person as provided below), or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustee's discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate including, without limitation, a requirement, in any note, bond, contract, instrument, certificate or undertaking made with respect to one or more Classes of any Series that the parties thereto look only to the assets of such Class or Classes in satisfaction of the liabilities arising thereunder. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

     SECTION 3. Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     SECTION 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.

                                  ARTICLE VIII
                                 MISCELLANEOUS

     SECTION 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     SECTION 2. Termination of Trust or Series.

     (a) Unless dissolved as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares (or Class thereof) may be dissolved at any time by vote of a majority of the Shares of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

     (b) Upon the requisite Shareholder vote or action by the Trustees to dissolve the Trust or any one or more Series of Shares (or any Class thereof), after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series (or any Class thereof) as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series (or Class thereof) shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

     (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     SECTION 3. Reorganization and Master/Feeder.

     (a) Notwithstanding anything else herein, the Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 of Article VIII may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

     (c) The Trustees may, without any Shareholder approval or vote unless such approval or vote is required by applicable law, create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

     (d) Notwithstanding anything else herein, the Trustees may, without Shareholder approval (unless required by the 1940 Act), invest all or a portion of the Trust Property of any Series, or dispose of all or a portion of the Trust Property of any Series, and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the 1940 Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is required by the 1940 Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

     SECTION 4. Amendments. Except as specifically provided in this Section 4 of
Article VIII, the Trustees may, without Shareholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Article V, Section 1 hereof, (ii) on any amendment to this
Section 4 of Article VIII, (iii) on any amendment that may be required to be approved by Shareholders by applicable law or by the Trust's registration statement filed with the Commission, and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by
Article VII, Section 4 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

     SECTION 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as 'herein,' 'hereof' and 'hereunder,' shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     SECTION 6. Applicable Law.

     (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     (b) Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code or (y) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property,
(iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal,
(vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

     SECTION 7. Provisions in Conflict with Law or Regulations.

     (a) The provisions of the Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

     SECTION 8. Business Trust Only. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     SECTION 9. Derivative Actions. In addition to the requirements set forth in
Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

          (a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this Section 9(a), a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

          (b) Unless a demand is not required under paragraph (a) of this
     Section 9, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Shares of the Trust, or 10% of the outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action; and

          (c) Unless a demand is not required under paragraph (a) of this
     Section 9, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

     For purposes of this Section 9, the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

     IN WITNESS WHEREOF, the Initial Trustee named below does hereby make and
enter into this Declaration of Trust as of December   , 1997.

INITIAL TRUSTEE

 ........................................
Robert Bruno, as Initial Trustee

                                                                       EXHIBIT C

                               FIRST EAGLE TRUST
                         INVESTMENT ADVISORY AGREEMENT

     Agreement, made as of 27th day of February 1998, between FIRST EAGLE TRUST, a Delaware business trust (the 'Trust'), and ARNHOLD AND S. BLEICHROEDER ADVISERS, INC., a registered investment adviser organized under the laws of the State of New York (the 'Adviser'),

                                  WITNESSETH:

     WHEREAS, the Trust is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'), and its shares of beneficial interest ('Shares') are registered under the Securities Act of 1933;

     WHEREAS, the Trust is authorized to issue Shares in Series and initially intends to offer two Series, the First Eagle Fund of America and First Eagle International Fund (individually the 'Fund' and collectively with any subsequently formed Series the 'Funds'); and

     WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust, and the Adviser is willing to render such services;

     NOW, THEREFORE, the parties agree as follows:

     1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and the initial Funds, and any other Funds as agreed upon by the Adviser and Trust, for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Adviser shall manage the investment operations of the Trust and the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition thereof, in accordance with the Funds' investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information of the Trust and subject to the following understandings:

          (a) The Adviser shall provide supervision of the Funds' investments and determine from time to time what investments, securities or commodity futures contracts and options thereon

     ('futures') will be purchased, retained, sold or loaned by the Funds, and what portion of the assets will be invested or held uninvested as cash.

          (b) The Adviser shall use its best judgment in the performance of its duties under this Agreement.

          (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Agreement and Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information of the Trust and with the instructions and directions of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

          (d) The Adviser shall determine the securities and futures to be purchased or sold by the Funds and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including the Adviser) in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information or as the Board of Trustees may direct from time to time. In providing the Trust and the Funds with investment management, it is recognized that the Adviser will give primary consideration to securing most favorable prices and efficient executions. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Funds' investment business. It is also understood that it is desirable for the Trust and the Funds that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust and the Funds than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable prices and efficient executions. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities or futures for the Trust and the Funds with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with its services to other clients.

          On occasions when the Adviser deems the purchase or sale of a security or a futures contract to be in the best interest of the Trust and the Funds as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contract to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contract so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and the Funds and to such other clients.

          (e) The Adviser shall maintain all books and records with respect to the Trust and the Funds' portfolio transactions that the Trust is required to keep under Rule 31a-1 under the 1940 Act.

          (f) The Adviser shall provide the Trust's Custodian and the Trust on each business day with information relating to all transactions concerning the Funds' assets.

          (g) The investment management services provided by the Adviser hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

          3. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

          (a) The Agreement and Declaration of Trust filed with the State of Delaware (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, is herein called the 'Agreement and Declaration of Trust');

          (b) The By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the 'By-Laws');

          (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Adviser and approving the form of this Agreement;

          (d) The Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the 'Registration Statement'), as filed with the Securities and

     Exchange Commission (the 'Commission') relating to the Trust and the Trust's Shares and all amendments thereto;

          (e) The Trust's Notification of Registration of under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

          (f) Prospectus and Statement of Additional Information of the Trust (such Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented, from time to time, being herein called the 'Prospectus').

     4. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Adviser shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser pursuant to paragraph 2 hereof.

     6. For the services provided pursuant to this Agreement by the Investment Adviser, the Trust will pay monthly an investment management fee at the annual rate of 1.00% of the average daily net assets First Eagle Fund of America and at the annual rate of 1.00% of the average daily net assets First Eagle International Fund. Net assets of the Funds shall be computed on such days and at such time or times as described in the Trust's then-current Prospectus and Statement of Additional Information. Upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be prorated and shall be payable upon the date of termination of this Agreement.

     7. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     8. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Adviser.

     9. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers, or employees who may also be a trustee, officer or employee of the Trust to engage in any other business or to devote time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     10. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust, from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

     11. During the term of this Agreement, the Trust agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to Shareholders, sales literature, or other material prepared for distribution to Shareholders of the Trust or the public, which refer to the Adviser in any way, prior to use thereof and not to use such material if the Adviser reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Adviser copies of any of the above-mentioned materials which refer in any way to the Adviser. Sales literature may be furnished to the Adviser hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the

Trust as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     12. This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof. This Agreement may be amended by mutual consent, but the consent of the Trust must be approved in conformity with the requirements of the 1940 Act.

     13. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Adviser at 1345 Avenue of the Americas, New York, NY 10105, Attention: President; or (2) to the Trust at 1345 Avenue of the Americas, New York, NY 10105, Attention: President.

     14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15. The Trust may use the name 'First Eagle' in connection with the name of the Trust or any of the Funds or any name including Arnhold and S. Bleichroeder or any variant thereof, only for so long as this Agreement or any extension, renewal or amendment hereof remain in effect, including any similar agreement with any organization which shall have succeeded to the Adviser's business as investment adviser, or the Distribution Agreement between the Trust and Arnhold and S. Bleichroeder, Inc. (the 'Distributor') or any extension, renewal or amendment thereof, remains in effect, including any similar agreement with any organization which shall have succeeded to the Distributor's business as distributor. At such time as such Agreement shall no longer be in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Adviser, the Distributor or any organization which shall have so succeeded to such businesses. In no event shall the Trust use the name 'Arnhold and S. Bleichroeder' or any variant thereof if the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder, Inc. does not have control. In the event that such Agreement shall no longer be in effect or the Adviser's or Distributor's functions are transferred or assigned to a company of which Arnhold and S. Bleichroeder, Inc. does not have control, the Trust shall use its best efforts to legally change its name by filing the required documentation with appropriate state and federal agencies.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     FIRST EAGLE TRUST

                                     By:  ......................................


                                     ARNHOLD AND S. BLEICHROEDER ADVISERS, INC.

                                     By:  ......................................

                                    PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    OF FIRST EAGLE FUND OF AMERICA, INC.

           SPECIAL JOINT MEETING OF SHAREHOLDERS - FEBRUARY 19, 1998

     The undersigned hereby appoints Robert Miller and Robert Bruno, and each of them, the proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle Fund of America, Inc. that the undersigned is entitled to vote at the Special Joint Meeting of Stockholders of First Eagle Fund of America, Inc. to be held at Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105, on Thursday, February 19, 1998 at 10:30 a.m., New York time, and at any adjournment thereof.

Please mark the appropriate box below in blue or black ink.

1. PROPOSAL TO APPROVE THE CONVERSION OF THE FUND FROM A MARYLAND CORPORATION INTO A DELAWARE BUSINESS TRUST.

          [ ] FOR         [ ]  AGAINST         [ ] ABSTAIN

2.   ELECTION OF DIRECTORS
          [ ] FOR all nominees listed below (except those names crossed out below).
          [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     John P. Arnhold, Candace K. Beinecke, Edwin J. Ehrlich, K. Georg Gabriel, Robert J. Gellert, Michael M. Kellen, William M. Kelly and
     Stanford S. Warshawsky

3. PROPOSAL TO APPROVE AN INVESTMENT ADVISORY AGREEMENT FOR THE TRUST AND REDUCE ADVISORY FEES.

          [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

4. PROPOSAL TO RECLASSIFY THE INVESTMENT RESTRICTIONS OF THE FUND AS NON-FUNDAMENTAL.

          [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

5. PROPOSAL TO AMEND THE INVESTMENT RESTRICTIONS OF THE FUND CONCERNING PURCHASE OF OTHER INVESTMENT COMPANIES.

          [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

6. PROPOSAL TO AMEND AN INVESTMENT RESTRICTION OF THE FUND CONCERNING INDUSTRY CONCENTRATIONS OF ITS ASSETS.

          [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

7.   PROPOSAL TO DELETE THE FOLLOWING INVESTMENT RESTRICTIONS CONCERNING:
     A)  THE PURCHASE OF SECURITIES ON MARGIN.
     B)  INVESTMENTS MADE FOR EXERCISING CONTROL.
     C)  OIL, GAS OR OTHER SUCH INVESTMENTS.
     D)  INVESTMENTS IN ISSUERS WITH LIMITED OPERATING HISTORY.
     E)  INVESTMENT IN REAL ESTATE OR INTERESTS IN REAL ESTATE.

          [ ] FOR           [ ] AGAINST       [ ] ABSTAIN

 8. PROPOSAL TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS THE FUNDS' INDEPENDENT ACCOUNTANTS.

          [ ] FOR           [ ] AGAINST       [ ] ABSTAIN


          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

If no direction is made, this proxy will be voted FOR all proposals.

Please sign exactly as your name or names appear below.
                               When shares are held by joint tenants,
                               both should sign. When signing as attorney,
                               executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by
                               President or other authorized officer. If a
                               partnership, please sign in partnership name by authorized person.
DATE                , 1998
    ----------------

-----------------------------           ----------------------------------------
Signature                               Signature if held jointly

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE -NO POSTAGE REQUIRED.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                    OF FIRST EAGLE INTERNATIONAL FUND, INC.

           SPECIAL JOINT MEETING OF SHAREHOLDERS - FEBRUARY 19, 1998

     The undersigned hereby appoints Robert Miller and Robert Bruno, and each of them, the proxies of the undersigned, with full power of substitution, to vote all shares of First Eagle International Fund, Inc. that the undersigned is entitled to vote at the Special Joint Meeting of Stockholders of First Eagle International Fund, Inc. to be held at Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105, on Thursday, February 19, 1998 at 10:30 a.m., New York time, and at any adjournment thereof.

Please mark the appropriate box below in blue or black ink.

1. PROPOSAL TO APPROVE THE CONVERSION OF THE FUND FROM A MARYLAND CORPORATION INTO A DELAWARE BUSINESS TRUST.

           [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

2.   ELECTION OF DIRECTORS
       [ ] FOR all nominees listed below (except those names crossed out below).
       [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

     John P. Arnhold, Candace K. Beinecke, Edwin J. Ehrlich, K. Georg Gabriel, Robert J. Gellert, Michael M. Kellen, William M. Kelly and
     Stanford S. Warshawsky

3. PROPOSAL TO APPROVE AN INVESTMENT ADVISORY AGREEMENT FOR THE TRUST AND REDUCE ADVISORY FEES.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

4. PROPOSAL TO RECLASSIFY THE INVESTMENT RESTRICTIONS OF THE FUND AS NON-FUNDAMENTAL.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

5. PROPOSAL TO AMEND THE INVESTMENT RESTRICTIONS OF THE FUND CONCERNING PURCHASE OF OTHER INVESTMENT COMPANIES.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

6.   PROPOSAL TO AMEND THE INVESTMENT RESTRICTION OF THE FUND
     TO LIMIT ITS INVESTMENTS TO 10% OF AN ISSUER.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

 7.  PROPOSAL TO DELETE THE FOLLOWING INVESTMENT RESTRICTIONS CONCERNING:
     A)   THE PURCHASE OF SECURITIES ON MARGIN.
     B)   INVESTMENTS MADE FOR EXERCISING CONTROL.
     C)   OIL, GAS OR OTHER SUCH INVESTMENTS.
     D)   INVESTMENT IN ISSUERS WITH LIMITED OPERATING HISTORY.
     E)   INVESTMENT IN REAL ESTATE OR INTERESTS IN REAL ESTATE.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

 8. PROPOSAL TO RATIFY SELECTION OF KPMG PEAT MARWICK LLP AS THE FUNDS' INDEPENDENT ACCOUNTANTS.

           [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

 This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

 If no direction is made, this proxy will be voted FOR all proposals.

 Please sign exactly as your name or names appear below.
                           When shares are held by joint tenants, both
                           should sign. When signing as attorney,
                           executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by
                           President or other authorized officer. If a
                           partnership, please sign in partnership name
                           by authorized person.
DATE                , 1998
    -----------------


-------------------------------         ---------------------------------------
Signature                               Signature if held jointly

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE -NO POSTAGE REQUIRED.


                                       2